

INUVO, INC.

(NYSE MKT: INUV) December 2012

inuvo

FORWARD-LOOKING STATEMENT

Certain statements in this presentation relating to Inuvo®, Inc. ("Inuvo") contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. All forward-looking statements included in this presentation are based on information available to Inuvo as of the date hereof and Inuvo assume no obligation to update any forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including, without limitation, statements made with respect to expectations with respect to the strategy, markets, synergies, costs, efficiencies, and other anticipated financial impacts of the Vertro transaction; and the company's plans, objectives, expectations, and intentions with respect to future operations. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, many of which are generally outside the control of Inuvo and are difficult to predict. Additional key risks are described in the filings made by Inuvo filed with the U.S. Securities and Exchange Commission, including its Form 10-K for the year ended December 31, 2011 and most recent Form 10-Q.

ABOUT US

Inuvo, Inc. (NYSE MKT: INUV) an Internet marketing and technology company that manages a network of websites and builds and markets browser based consumer applications.

The Company operates amongst two distinctive business lines:



SOFTWARE SEARCH
(Approximately 50% of Annual Revenue)
PUBLISHER NETWORK
(Approximately 50% of Annual Revenue)

• Total Company approx.	60% gross margins
• Software Search approx.	90% gross margins
• Publisher Network approx.	30% gross margins


SOFTWARE SEARCH
(Approximately 50% of Annual Revenue)
Appbar
Home Page
Alternate Search
Affiliate Sales
BargainMatch
Display Ad Sales

alOt Appbar and **Home Page** search

- Over **7 million** worldwide users
- High growth in Tier 1 Markets led by United States and United Kingdom
- Market in 26 countries and 8 languages

Partnership with **Google and Yahoo!** to distribute sponsored search advertisements

- In 3rd 2 year contract with **Google**
- In 2nd year of 3 year contract with **Yahoo!**

APPBAR


digital camera
Web Search
Search
CREATIVE ELEMENTS
FOR CLEVER IDEAS
BOOTS
digital camera
Search

Economics

- Search monetized primarily through Google
- Approx. $53,000 on daily Ad Spend
- Projected break even on search LTV in 5 months
- Target 35% Annual Return for "search" only

HOME PAGE



digital camera
Search
BOOTS
CREATIVE ELEMENTS FOR CLEVER IDEAS
digital camera
Search
Images
News
Shopping
Videos
Sony® DSLRs - $150 Off - Camera Lens & Memory Card $150 Off.
Bundle and Save - Shop Now!
Digital Photo - Upload, Manage & Share Your Photos.
Get the Free Photo Manager App!
Canon Digital Cameras | Canon.com
Buy Direct from Canon for Instant Savings on PowerShot & EOS Cameras!
Cameras: Digital Cameras & Accessories - Best Buy
Amazon.com: Digital Cameras: Camera & Photo: Point & Shoot ...
Digital cameras: compare digital camera reviews - CNET Reviews

Economics

- Search monetized through Google

ALTERNATE SEARCH


search.alot.com
digital camera
facebook
NETFLIX
digital camer
Search
Web
Images
News
Shopping
Videos
Related Searches
Sony Digital Cameras
Best Digital Camera Binoculars
Nikon Digital Camera
Digital Camera Reviews
Digital Camera
Nikon Digital Camera Reviews
Kodak Digital Camera
Digital Camera Canon
Digital Camera Memory Card
Digital Camera Review
Sony® DSLRs - $150 Off - Camera,Lens & Memory Card $150 Off.
Bundle and Save - Shop Now!
store.sony.com/DigitalCamera
Sony DSLR Cameras
Camera, Lens + Memory Bundle
$200 Off Bundle - Camera +Lens
Alpha NEX -Camera of the Year
Digital Photo - Upload, Manage & Share Your Photos.
Get the Free Photo Manager App!
photos.online-reference-tools.com/
Web Albums
Photo Sharing
Mobile Pics
More
Canon Digital Cameras | Canon.com
Direct from Canon for Instant Savings on PowerShot & EOS Cameras!
Best Buy has low prices and free shipping on a huge selection of digital cameras from Canon, Nikon, Sony & more.
www.bestbuy.com/site/Cameras-Camcor...
Amazon.com: Digital Cameras: Camera & Photo: Point & Shoot ...
Results 1 - 24 of 13508 ... Nikon D600 24.3 MP CMOS FX-Format Digital SLR Camera (Body Only) - Buy new: $2,099.95 $2,096.95. from $2,096.95. from $2,088.99 ...
www.amazon.com/Digital-Cameras-Pho...

inuvo

AFFILIATE SALES

- Receives a commission on all sales
  - Includes sales through in-app search
  - Includes sales through BargainMatch
- Approx. 2,800 Affiliate Partners
- Affiliate partners featured on Appbar and BargainMatch


ebay
Daily Deals
Search eBay!
Garmin nuvi 2300LM 4.3 Widescreen Portable GPS
$89.00
Garmin nuvi 2300LM 4.3 Widescreen
Zmodo 4 Channel DVR Security
Black & Decker 114 Piece Drill Bit Set
Wolfgang Puck Rice Cooker w/
Shop Deals By Category
Find More Deals On Ebay
BOOTS


bargain$match
Nikon Coolpix

DISPLAY ADVERTISING SALES


alot
Search
CREATIVE ELEMENTS FOR CLEVER IDEAS
BOOTS

Economics

- Paid on an Effective CPM
- Approx. $250,000 per month
- No incremental costs
- Offered in 26 countries in 8 languages

PUBLISHER NETWORK
(Approximately 50% of Annual Revenue)

- ValidClick
- Yellowise
- Local.Alot
- Bargain Match

- 1,500 publishers – thousands of sites
- Approx. 20% of revenue in Q3 2012 was from new publishers
- All domestic traffic
- Looking to expand to Brazil, France, UK, Italy, Spain

Partnership with **Yahoo! and Google** to distribute sponsored search advertisements

- In 2nd year of 3 year contract with **Yahoo!**
- In 3rd 2 year contract with **Google**

VALIDCLICK - 3RD PARTY PUBLISHER NETWORK


CLICK
inuvo
MONETIZED
YAHOO!

- Liaison between advertisers and Third Party Publishers
- Inuvo provides pay-per-click advertisements to publishers through our ValidClick technology
- 3 year contract with Yahoo!
- Thousands of websites from well known portals to independent blogs

YELLOWISE – INUVO IS THE PUBLISHER



Yellowise
What?
Where?
Dentist
Popular Categories
Popular Cities



Yellowise
What?
Where?
Dentist
New York, NY
SEARCH
Ads
Premier General Dentist
Find Affordable Dentists
Affordable Dentist
Results for "Dentist in New York, NY"
Apple Dental Health Service - Andrew D Kim DDS
Kate Brayman DDS
New York
Brooklyn
seamless
EASY, ACCURATE
ONLINE ORDERING.
YOUR FOOD IS HERE.
ORDER NOW
FREE HEALTH

- Converts generic search queries into local results
- Monetizes search results with Yahoo!
- Provides complete business listings for local communities
- Consumer friendly by providing mapping, ratings and reviews

YAHOO!

LOCAL.ALOT – INUVO IS THE PUBLISHER


alOt
Dentist
New York, NY
WHAT ARE YOU LOOKING FOR?


alOt
Dentist
New York, NY
Search
Local
News
Shopping
Videos
Dentists Manhattan - Find a Trusted Dentist in Your Zip
Dr. Kakosian DDS - NYC | KakosianDental.com
Manhattan -1 Day Dentist - Gentle, Easy and Quick- 1DayDentist
Apple Dental Health Service - Andrew D K
Kate Brayman DDS
Dr. Arsh Ahuja DDS

- Converts generic search queries into local results
- Monetizes search results with Google
- Provides complete business listings for local communities
- Consumer friendly by providing mapping, ratings and reviews

Google

inuvo

BargainMatch



bargain match
digital camera
Find it!
Results for: digital camera
Sony® Digital Camera Sale - Great Black Friday Camera Deals
Digital Cameras at QVC - Canon, Nikon, Sony & Much More | QVC.com
Digital Camera - Black Friday 2012 Special Deals | PriceDepot.net
Canon EOS REBEL T2i EF-S 18-55MM IS - 4462B003
$411.01
Canon PowerShot SD1300IS Digital Camera - Silver
$106.68



SONY
Free Shipping
Holiday Deals
Black Friday deals start now:
Shop by Category

Economics

- Search monetization through Google
- Ability to drive traffic specifically for search
- Ability to generate organic traffic
- Low consumer turn-over

inuvo

COMPETITIVE ADVANTAGE

- Strong strategic relationships with market leaders Google and Yahoo!
- 7+ million alOt Appbar users
- Inuvo direct marketing technology for customer acquisition is designed for increased return-on-investment
    - Currently spending approx. $53,000 daily on Appbar acquisition targeting breakeven in 5 months and 35% annual return
- Integration of **alOt Appbar** and **Home Page** provide scale and distribution for Inuvo properties and applications
- Ownership of BargainMatch, Yellowise, and Local.Alot provides added business flexibility, increased revenue growth opportunities and mobile search capabilities
- Enhanced ad revenue optimization in pay-per-click (PPC) and cost-per-action (CPA)
- Increased diversity through extensive relationship with both Yahoo! and Google
- Marketed in 26 countries and 8 languages
    - Recent expansions in higher revenue Tier 1 markets

inuvo

INUVO'S WORLDWIDE PRESENCE


Tier 1
Tier 2
Tier 3
Tier 4

Marketed in 26 Countries in 8 Different Languages

INDUSTRY OVERVIEW

Market Size in Excess of $70 Billion

- Global Search Market is over $40 Billion
- Affiliate, Local Deals and Consumer Applications Market of $2.4 Billion, Forecasted @ 20% CAGR
- Mobile internet usages accounts for 8% of the market, however it is rapidly expanding due to improved smart phone and tablet capabilities
- Global online display advertising marketing is expected to be $29.5 billion in 2012

Sources: Zenith Optimedia (a Publicis Groupe company) and BIA/Kelsey

GROWTH STRATEGY

Diversification

- Broad product portfolio allowing us to expand and capitalize on strategic partnerships across multiple products

Penetration

- Continually increase our alOt Appbar user base, currently at 7+ million users
- Focused on adding users in higher revenue Tier 1 markets
- Increase quality and quantity of 3rd party publishers for our ValidClick network

New Market Development

- Many existing applications can be modified for mobile and tablet marketplace
- Geographical expansion into new countries – Increase number of languages
- Site feature expansion – Search to our Inuvo owned publisher site

New Product Development

- Ability to establish new products and services without heavy investment, and continually increase the number and diversity of app offerings in alOt app store

SELECT MARKET AND FINANCIAL HIGHLIGHTS

Symbol:	(INUV)
Fiscal Year End	December 31st
52-Week Trading Range	$0.40 - $2.12
Stock Price	$1.29
Average Daily Volume	$93,000
Shares Outstanding	23.5 Million



$20.0
$15.0
$10.0
$5.0
$-
$8.8
$0.2
$12.9
$0.2
$15.5
$1.0
Q1 2012
Q2 2012
Q3 2012
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$-
Revenue
AEBITDA

Market Cap	$26.1 Million
Analyst Coverage	Craig-Hallum Capital Group Merriman Capital, Inc. Sidoti & Company, LLC

- Anticipates cash flow positive by the close of fiscal year 2012
- Currently tracking $900,000 ahead of anticipated annualized operational savings of $2.9 million from expense reductions after the Vertro merger

inuvo

PEER VALUATION

Company Name	Symbol	Revenue (TTM) 9/30/2012*	Market Cap (12/03/2012)*	Market Cap/ Revenue
Inuvo, Inc. (Post Merger Pro Forma)	INUV	$43.7	$30.61	0.69
ValueClick, Inc.	VCLK	$668.1	$1,430.0	2.14
Perion Network, LTD	PERI	$49.1	$99.5	2.02
Local.com Corp.	LOCM	$102.6	$58.8	0.58
Marchex, Inc.	MCHX	$143.3	$143.6	1.00
Demand Media, Inc.	DMD	$361.6	$752.2	2.08
IAC/InterActive Corp	IACI	$2,630	$4,100	1.56
Blucora, Inc.	BCOV	$82.2	$276.6	3.36
Average	---	*510.1*	*861.4*	*1.68*

*All numbers in millions.
** Calculated on 12/03/12

inuvo

MANAGEMENT TEAM

Peter Corrao, Chief Executive Officer
- More than 25 years of executive level management experience
- Served as CEO of Bluestreak.com, a digital marketing products and services company
- Served as President and CEO for Cogit Corporation, an online target marketing company
- 17 years at Advo Inc. President of National Accounts Marketing Division
- Graduate of Kellogg School of Management, AEMP, Northwestern University

Wally Ruiz, Chief Financial Officer
- Former CFO of SRI Surgical Express, a nationwide provider of healthcare services
- Served as CFO of several public and private companies
- MBA from Columbia University and a BS from St. John's University
- Certified Public Accountant and a Certified Information Technology Professional

Trey Barrett, SVP Corporate Strategy and Business Development
- Former Director of Interactive Media Products at Acxiom Corp. overseeing innovation and development of the Relevance-X product line
- 25 years of data driven direct marketing experience

INVESTMENT HIGHLIGHTS

- Revenue & EBITDA ramping quickly
- Adjusted EBITDA positive Q1, Q2, Q3
- Still trading at a valuation significantly lower than peers
- Tier 1 search queries from alOt experiencing double digit growth for Q3 2012
- Expected to access over 132 million unique Internet users per month
- Strategic relationships with Yahoo! and Google
- ValidClick going and growing again
- Yellowise/Local.alot/BargainMatch launched and expanded

THANK YOU

Inuvo, Inc.
143 Varick Street
New York, NY 10013
www.inuvo.com

Peter Corrao, CEO & President
(212) 231-2000
peter.corrao@inuvo.com

Investor Relations
Alliance Advisors, LLC
Alan Sheinwald, President
(914) 669-0222
asheinwald@allianceadvisors.net